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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 26, 2000

                           IRWIN FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

                          -----------------------------


           INDIANA                        0-6835                 36-1286807
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
       of incorporation)                                     identification no.)

         500 WASHINGTON STREET                                      47201
           COLUMBUS, INDIANA                                      (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (812) 376-1020


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7(c).     EXHIBITS.
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Exhibit 99.1   Press Release dated October 26, 2000.


ITEM 9.        REGULATION FD DISCLOSURE.
               ------------------------

     The Registrant has elected to file this Current Report on Form 8-K pursuant to Regulation FD to report that on October 26, 2000, Irwin Financial Corporation (the "Company") announced the promotion of Robert H. Griffith to Executive Vice President and Chief Operating Officer of its Irwin Mortgage Corporation subsidiary. The Company also announced its intention to begin a transition process, to be completed by the first quarter of 2001, pursuant to which the current President of Irwin Mortgage, Rick L. McGuire, would continue his leadership position within the mortgage company as Vice Chairman and Mr. Griffith would assume responsibilities as President and Chief Executive Officer of the subsidiary.

     Attached as Exhibit 99.1 is a copy of the press release relating to these management changes, which is incorporated herein by reference.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  IRWIN FINANCIAL CORPORATION



Date:  October 27, 2000                           By: /s/ Gregory F. Ehlinger
                                                      --------------------------
                                                      Gregory F. Ehlinger
                                                      Senior Vice President and
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS
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Exhibit
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 99.1     Press Release dated October 26, 2000.